                                                                   EXHIBIT 10.69

                             THIRD AMENDMENT TO THE
             DTE ENERGY COMPANY EXECUTIVE DEFERRED COMPENSATION PLAN

     The DTE Energy Company Executive Deferred Compensation Plan is amended as follows, effective December 31, 2006:

1.   New Section 4.01(c) is added as follows:

               (c) No Deferrals Permitted After December 31, 2006. No Eligible Employee may elect to defer any Performance Shares payable after December 31, 2006.

2.   New Section 4.03(c) is added as follows:

               (d) No Deferrals Permitted After December 31, 2006. No Eligible Employee may elect to defer any Annual Cash Bonus payable after December 31, 2006.

Amendment adopted by Organization and Compensation Committee on October 30,
2006.

Amendment effective December 31, 2006.

                            CERTIFICATE OF SECRETARY
                                       OF
                               DTE ENERGY COMPANY

I, Sandra Kay Ennis, certify that I am the Corporate Secretary of DTE Energy Company, a Michigan corporation (the "Company"), and have access to the Company's corporate records and am familiar with the matters contained and certified to in this Certificate.

I certify that, at a duly called meeting of the Organization and Compensation Committee of the Board of Directors of the Company held on October 30, 2006, the Board of Directors adopted the above amendment.


/s/ Sandra Kay Ennis
-----------------------------------------
Sandra Kay Ennis

February 19, 2007
-----------------------------------------
Date